Exhibit  23.2


[ARTHUR ANDERSEN LLP LETTERHEAD]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 3, 1996, included in Rentrak
Corporation's Form 10-K for the year ended March 31, 1996.

                                        ARTHUR ANDERSEN LLP
Portland, Oregon
June 2, 1997